UNITED STATES

                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): May 5, 1998


                          COMMUNITY BANCORP.
       (Exact name of registrant as specified in its charter)


  Vermont                  000-16435               03-0284070
  (State or other          (Commission             (IRS Employer
   jurisdiction of          File Number)            Identification No.)
   incorporation)


                          Community Bancorp.
                             Derby Road
                           Derby, VT  05829
               (Address of principal executive offices)

  Registrant's telephone number, including area code: (802) 334-7915


                            Not applicable
    (Former name or former address, if changed since last report)







Item 5.     Other Events

On May 5, 1998, the Shareholders of Community Bancorp. (the "Corporation") voted to amend Article Five of the Corporation's Articles of Association to increase the number of shares the Corporation has authority to issue from 2,000,000 to 6,000,000.

On July 7, 1998 the Board of Directors of the Corporation voted to restate the Articles of Association to incorporate the above amendment and other amendments previously approved by the Shareholders.


Item 7.	Exhibits

Exhibit 1 	Restated Articles of Association of Community
Bancorp.


                                                      EXHIBIT 1

                  ARTICLES OF ASSOCIATION
                           OF
                    COMMUNITY BANCORP.

                      (As Restated)
                      July 7, 1998

                       ARTICLE ONE
                          NAME

The name of the Corporation shall be Community Bancorp.

                       ARTICLE TWO
                     OPERATING YEAR

The Corporation shall operate on a calendar year basis.

                      ARTICLE THREE
                        DURATION

The period of duration shall be perpetual.

                      ARTICLE FOUR
                        PURPOSES

The purpose or purposes for which the Corporation is organized are:

(a)   To act as a bank holding company;

(b) To transact any and all lawful business for which Corporations may be incorporated under the Vermont Business
Corporation Act as permitted to bank holding companies;

(c) To do each and every thing necessary, suitable, or proper for the accomplishment of any of the purposes or for the attainment of any one or more of the objects herein enumerated or which at any time appear conducive to or expedient for the protection or benefit of the Corporation;

(d)	To exercise all powers granted to Corporations under the
Vermont Business Corporation Act.




The foregoing clauses shall be construed as powers as well as objects and purposes, and the matter expressed in each clause shall, unless herein otherwise expressly provided, be in nowise limited by reference to or inference from the terms of any other clause, but shall be regarded as independent objects, purposes, and powers, and shall not be construed to limit or restrict in any manner the meaning of the general terms or the general powers of the Corporation.


                      ARTICLE FIVE
                         STOCK

The aggregate number of shares the Corporation shall have authority to issue is 6,000,000 shares, common, with a par value of $2.50 per share.

                      ARTICLE SIX
                   BOARD OF DIRECTORS

The following provisions shall govern the classification, election, appointment and removal of directors.

Section A. Subject to Section D below, the Board of Directors shall consist of not less than 9 nor more than 25 shareholders, the exact number to be fixed from time to time in the manner set forth in the Bylaws. The Directors (other than directors, if any, elected under Article Fifteen of these Articles) shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. Upon their initial election, the members of the first class shall hold office for a term expiring at the next annual meeting of shareholders after their election, the members of the second class shall hold office for a term expiring at the second annual meeting of shareholders after their election, and the members of the third class shall hold office for a term expiring at the third annual meeting of shareholders after their election. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election.

Section B. Subject to Section D below, any vacancies in the Board of Directors resulting from death, resignation, retirement or removal from office of a director may be filled by the Board of Directors, acting by a majority of the directors then in office (other than directors, if any, elected under Article Fifteen of these Articles), although less than a quorum. Any director chosen to fill a vacancy as provided herein shall hold office until the next election of the class for which such director shall have been chosen and until his successor shall have been elected and shall have qualified. No decrease in the number of directors shall shorten the term of any incumbent director.

Section C. Subject to Section D below, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the combined voting power of all the then-outstanding shares of the Corporation's capital stock entitled to vote generally in the election of the directors (other than directors, if any, elected under Article Fifteen of these Articles.)


Section D. Nothing contained in Sections A through C of this Article Seven shall be deemed to alter, amend or repeal any of the provisions of Article Fifteen of these Articles of Association, which confers, under circumstances described therein, on the holders of the debentures referred to therein, the right to elect directors in certain circumstances. During any period in which such rights may be exercised, the provision or provisions conferring such rights shall prevail over any provision of this Article Seven inconsistent therewith.

                      ARTICLE SEVEN
     AMENDMENT OF ARTICLES OF ASSOCIATION AND BYLAWS

Except as hereinafter provided for in this Article Eight, the Bylaws of the Corporation may be altered, amended or repealed by the directors, acting by resolution of the shareholders. Notwithstanding any other provision of these Articles of Association or the Bylaws of the Corporation and notwithstanding the fact that some lesser percentage may be specified by law, the affirmative vote of the holders of 75% or more of the combined voting power of the then-outstanding shares of the Corporation's capital stock entitled to vote generally in the election of directors (other than directors, if any, elected under Article Fifteen of these Articles) shall be required to amend, alter, change or repeal, in whole or in part, (1) Article Seven of these Articles of Association, or (2) Sections 3.02, 3.03, 3.04, 3.05 or
3.06 of the Corporation's Bylaws.

                       ARTICLE EIGHT
                  PREEMPTIVE RIGHTS DENIED

No holder of any shares of the capital stock of any class of the Corporation shall have any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation nor any obligations convertible into stock of the Corporation, whether now or hereafter authorized, issued, or sold.

                       ARTICLE NINE
                          VOTING

The holders of the common shares of stock in this Corporation shall have the exclusive voting rights and powers including the exclusive right to notice of shareholders' meeting, and each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

Cumulative voting for the election of directors is prohibited.



                       ARTICLE TEN
             CONTRACTS WITH INTERESTED PARTIES

A contract or transaction between the Corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, joint venture, association, Corporation, political subdivision or instrumentality, or other entity) shall not be affected or invalidated by the fact that (a) any director, officer, or security holder of the Corporation is also a party to, or has a direct or indirect interest in, such contract or transaction; or (b) any director, officer, or security holder of the Corporation is in any way connected with such other person or with any of its officers or directors.

Every person who may become a director of the Corporation is hereby relieved from any liability that might otherwise exist from contracting with the Corporation for the benefit of himself or of any person in which he has any interest, provided that such contract is approved by a quorum of the Board of Directors acting in good faith and provided that the interested director is not present when such contract is approved by the Board of Directors.

                       ARTICLE ELEVEN
                       INDEMNIFICATION

Section A. The Corporation shall indemnify any person who was or is a party or is threatened with being made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (all such actions, suits, and proceedings and accompanying modifiers being comprehended by the term "Proceeding") (excluding actions by, or in the right of, the Corporation), by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another person. Such indemnification may be made only against those expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such proceeding if (i) he is successful on the merits; or (ii) he acted in the transaction which is the subject of the proceeding in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation, nor, with respect to any criminal proceeding, that he had reasonable cause to believe that his conduct was unlawful.


Section B. The Corporation shall indemnify any person who was or is a party or is threatened with being made a party to a proceeding by or in the right of the Corporation by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another person. Such indemnification may be made against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense of settlement of such proceeding if (i) he is successful on the merits; or (ii) he acted in the transaction which is the subject of the proceeding in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Corporation. However, no indemnification may be made in respect to any claim, issue, or matter in relation to which such person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his duty to the Corporation. Notwithstanding the foregoing exception, indemnification may be made to the extent that the Court or administrative body in which such proceeding was brought shall determine upon application that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses as the Court or administrative body shall deem proper.

Section C. Any indemnification under Section A or Section B of this Article (other than one ordered by a court) may be made by the Corporation only upon a determination that indemnification of such person is proper in the circumstances because he has met the applicable standard of conduct set forth in such Section. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding; or, if such quorum is not obtainable (or, even if obtainable, if a quorum of disinterested directors so directs), by independent legal counsel in a written opinion, or by the shareholders of the Corporation; or through such procedures as shall be authorized in the Bylaws of the Corporation.

Section D. Expenses incurred in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of such proceeding as authorized by the Board of Directors or other appropriate body or party in the manner provided in Section C of this Article Twelve only when the Corporation has received an undertaking by or on behalf of the person who is to receive such payment to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Article Twelve.

Section E. In determining whether the standard of conduct set forth in Section A or Section B has been met, it may be determined that a person has met the standard as to some matters but not as to others, and the amount of indemnification may be accordingly prorated.

Section F.  The indemnification provided by Sections A through
E shall not be exclusive of any other rights to which a person may be entitled by law, bylaw, agreement, vote of shareholders, or otherwise.

Section G.  The indemnification provided by Section A through
E shall inure to the heirs, executors and administrators of any person entitled to indemnification under this Article.

Section H. The Corporation may purchase and maintain insurance on any person who is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another person against any liability incurred by him in any such position, or power to indemnify him against such liability under Sections A through E.

                      ARTICLE TWELVE
                    REPURCHASE OF STOCK

The Corporation is authorized to purchase, directly or indirectly, its own shares to the extent of the aggregate of the unreserved and unrestricted earned surplus and unreserved and unrestricted capital surplus available therefor, without submitting such purchase to a vote of the shareholders of the Corporation.

                     ARTICLE THIRTEEN
                   AUTHORITY TO BORROW

The Board of Directors is expressly authorized, without the consent of the stockholders, except so far as such consent is herein or by law provided, to issue and sell or otherwise dispose of, for any purpose, the Corporation's bonds, debentures, notes or other securities or obligations, upon such terms and for such consideration as the Board of Directors shall deem advisable and to authorize and cause to be executed mortgages, pledges, charges and liens upon all or part of the real and personal property rights, interests and franchise of the Corporation, including contract rights, whether at the time owned or thereafter acquired.

                    ARTICLE FOURTEEN
           VOTING RIGHTS OF DEBENTURE HOLDERS


In addition to any voting rights and powers otherwise provided in these Articles of Association or by law to holders of the Corporation's debentures, at any time an arrearage in debenture interest payments (as hereinafter defined) shall have existed for at least thirty days and be continuing, upon a special meeting of holders of the Corporation's debentures called as hereinafter provided, the number of directors constituting the Board of Directors of the Corporation may be increased by two and the holders of the outstanding debentures shall have the exclusive and special right, voting together as a single class (with each debenture being entitled to one vote), to elect two directors of the Corporation to fill such newly created directorships, provided that such right shall not apply at any such meeting if or to the extent that two members of the Board of Directors whose terms of office do not expire at the meeting have previously been elected by the holders of outstanding debentures as aforesaid. Such right to elect two directors shall continue until such time as there shall not exist any arrearage in debenture interest payments.

Each director so elected (a "Debenture Director") shall continue to serve as such director for the lesser of (i) a period of six months following the date on which there is no longer an arrearage in debenture interest payments, or (ii) the full term for which such director has been elected. Any Debenture Director may me removed by, and shall not be removed except by, the vote of the holders of the outstanding debentures, voting together as a single class, at any special meeting called for that purpose. So long as any arrearage in debenture interest payments shall exist (i) any vacancy in the office of a Debenture Director may be filled (except as provided in the following clause (ii))by an instrument in writing signed by the remaining Debenture Director and filed with the Secretary of the Corporation, and (ii) in case two such vacancies exist or in the case of the removal of any Debenture Director, the vacancy may be filled by the vote of the holders of the outstanding debentures, voting together as a single class, at any special meeting called for that purpose. Each director elected as aforesaid by the remaining Debenture Director shall be deemed, for all purposes hereof, to be a Debenture Director. Whenever the term of office of the Debenture Director shall end and no arrearage in debenture interest payments shall exist, the number of directors constituting the Board of Directors of the Corporation automatically shall be reduced by two.

For purposes of this Article, an "arrearage in debenture interest payments" shall be deemed to have occurred whenever interest on the Corporation's debentures for two or more interest periods shall be in arrears and unpaid, in whole or in part, and, having so occurred, such arrearage shall be deemed to exist thereafter until, but only until, full interest on all outstanding debentures shall have been paid, or a sufficient sum set apart for the payment of such interest, to and including the end of the last preceding interest period.


At any time when such special voting power has vested in the holders of debentures as herein above set forth, a proper officer of the Corporation will, upon the written request of the holders of record of at least 5% of the principal amount of debentures at the time outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of debentures for the purpose of electing directors, with notice as provided for special meetings of shareholders. Such meeting will be held at the earliest legally permissible date at the principal office of the Corporation. If such meeting has not been called by a proper officer of the Corporation within ten days after personal service of said written request upon the secretary of the Corporation at its principal office, then the holders of record of at least 5% of the principal amount of debentures at the time outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for special meetings of shareholders and will be held at the Corporation's principal office. Any holder of debentures so designated will be given access to the record books of the Corporation for the purpose of causing meetings of debenture holders to be called pursuant to these provisions.

At any meeting or at any adjournment or adjournments thereof held for the purpose of electing directors at which the holders of debentures have the special right, voting separately as a class, to elect directors as provided in this Article, the presence, in person or by proxy, of the holders of 50% of the principal amount of debentures at the time outstanding will be required to constitute a quorum for the election of any director by the holders of debentures exercising such special right. The election of directors at any such meeting shall be by plurality vote.

                    ARTICLE FIFTEEN
                     INCORPORATOR

The incorporator is a natural person who has attained the age of majority and is a resident of the State of Vermont.

Dated at Derby, in the County of Orleans, and State of Vermont, this 18th day of June, 1982.


                                        /s/ Arthur S. Judd, Jr.
                                        Incorporator
                                        P.O. Box 398
                                        Derby, Vermont 05829


                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COMMUNITY BANCORP.

Date: September 8, 1998                  By:   /s/ Richard C. White
                                                  Richard C. White
                                                  President